Exhibit 10.11

EXECUTION VERSION

COMMITMENT INCREASE AGREEMENT

January 25, 2018

Goldman Sachs Bank USA, as Administrative Agent
(the “Administrative Agent”) for the Lenders party to the
Credit Agreement referred to below

6011 Connection Drive
Irving, Texas 75039

Ladies and Gentlemen:

We refer to the $122,500,000 Senior Secured Revolving Credit Agreement dated as of June 4, 2014 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among New Mountain Finance Corporation (the “Borrower”), the Lenders party thereto, Goldman Sachs Bank USA, as Administrative Agent for said Lenders and as Syndication Agent. You have advised us that the Borrower has requested in a letter dated as of January 25, 2018 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Multicurrency Commitments be increased by a total amount equal to $23,500,000 and the aggregate amount of the Dollar Commitments be increased by a total amount equal to $4,000,000 (together, the “Commitment Increase”), for a total facility size of $150,000,000, on the terms and subject to the conditions set forth in this Commitment Increase Agreement (the “Commitment Increase Agreement”).

A. Commitment Increase. Pursuant to Section 2.08(e) of the Credit Agreement, each Increasing Lender set forth on Schedule I hereto under the heading “Increasing Lenders” hereby agrees to increase its existing Multicurrency Commitment or Dollar Commitment, as applicable, by the amount set forth opposite the name of such Increasing Lender in Schedule I hereto, such additional Multicurrency Commitment or Dollar Commitment, as applicable, to be effective as of January 25, 2018 (the “Commitment Increase Date”); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Commitment Increase Date, in substantially the form of Exhibit I hereto and such Increasing Lender shall have received its upfront fee set forth on Schedule I. The Borrower, the Administrative Agent and each Increasing Lender hereby agrees that, as of the Commitment Increase Date, Schedule 1.01(b) of the Credit Agreement shall be replaced with Schedule II hereto.

B. Confirmation of Increasing Lenders. Each Increasing Lender agrees that from and after the Commitment Increase Date, its additional commitment set forth opposite such Increasing Lender’s name in Schedule I hereto shall be included in its Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.

C. Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Commitment Increase Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

D. Governing Law. This Commitment Increase Agreement shall be construed in accordance with and governed by the law of the State of New York.

[Signature pages follow]

Very truly yours,

INCREASING LENDERS

GOLDMAN SACHS BANK USA

By:__/s/ Ryan Durkin_____________________
Name: Ryan Durkin
Title: Authorized Signatory

STIFEL BANK & TRUST

By:__/s/ Joseph L. Sooter, Jr._______________
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

MORGAN STANLEY BANK, N.A.

By:__/s/ Kenya Yamamoto _________________
Name: Kenya Yamamoto
Title: Authorized Signatory

Accepted and agreed:

NEW MOUNTAIN FINANCE CORPORATION

By:__/s/ Shiraz Kajee______________________
Name: Shiraz Kajee
Title: Authorized Signatory

Acknowledged:
GOLDMAN SACHS BANK USA,
as Administrative Agent and Issuing Bank

By:___/s/ Ryan Durkin______________________
Name: Ryan Durkin
Title: Authorized Signatory

SCHEDULE I

Increasing Lenders	Commitment	Upfront Fee
Goldman Sachs Bank USA	$14,100,000 (Multicurrency)[1]	$35,250
Stifel Bank & Trust	$4,000,000 (Dollar)[2]	$10,000
Morgan Stanley Bank, N.A.	$9,400,000 (Multicurrency)[3]	$23,500

___________________________________
1As of the Commitment Increase Date, Goldman Sachs Bank USA’s total Commitment under the Credit Agreement will be $62,100,000.
2As of the Commitment Increase Date, Stifel Bank & Trust’s total Commitment under the Credit Agreement will be$21,500,000.
3As of the Commitment Increase Date, Morgan Stanley Bank, N.A.’s total Commitment under the Credit Agreement will be $51,400,000.

SCHEDULE II

SCHEDULE 1.01(b)
Commitments

Lender	Multicurrency Commitment
Goldman Sachs Bank USA	$62,100,000
Morgan Stanley Bank, N.A.	$51,400,000
Security Benefit Life	$15,000,000
Lender	Dollar Commitment
Stifel Bank & Trust	$21,500,000

EXHIBIT I

FORM OF OFFICER’S CERTIFICATE

January 25, 2018

Goldman Sachs Bank USA, as Administrative Agent
(the “Administrative Agent”) for the Lenders party to the
Credit Agreement referred to below

6011 Connection Drive
Irving, Texas 75039

Ladies and Gentlemen:

On behalf of New Mountain Finance Corporation (the “Borrower”), I, Robert Hamwee, Chief Executive Officer of the Borrower, refer to the $122,500,000 Senior Secured Revolving Credit Agreement dated as of June 4, 2014 (as amended, modified or supplemented from time to time and giving effect to prior Commitment increases to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the Borrower, the Lenders party thereto, Goldman Sachs Bank USA, as Administrative Agent for said Lenders and as Syndication Agent. I also refer to the letter dated as of January 25, 2018 (the “Increase Request”) from the Borrower to the Administrative Agent, requesting that the aggregate amount of the Multicurrency Commitments be increased by a total amount equal to $23,500,000 and the aggregate amount of the Dollar Commitments be increased by a total amount equal to $4,000,000, for a total facility size of $150,000,000, on the Commitment Increase Date (as defined in the Increase Request).

With respect to the Increase Request, I hereby certify in my capacity as an authorized officer of the Borrower that each of the conditions to the related Commitment Increase set forth in Sections 2.08(e)(i)(D) and (E) of the Credit Agreement have been satisfied as of the date hereof.

Very truly yours,

___________________________
Name:
Title: